UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2011

Quadrant 4 Systems Corporation
(Exact name of registrant as specified in its charter)

Florida
(State or Other Jurisdiction of Incorporation)

033-42498	65-0254624
(Commission File Number)	(IRS Employer Identification Number)

2850 Golf Road, Suite 405, Rolling Meadows, Illinois, 60008
(Address of principal executive offices)

(732) 798-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7:                                REGULATION FD

Item 7.01                Regulation FD Disclosure.

On September 13, 2011, Dr. Nandu Thondavadi, President and Chief Executive Officer of Quadrant 4 Systems Corporation (the “Company”), presented to members of the investment community including institutional investors, professionals and other attendees at the annual Rodman & Renshaw Global Investment Conference (the “Conference”), the attached “powerpoint” presentation.  The presentation on behalf of the Company was held at 2:00 p.m. (EDT) at the Conference being held at the Waldorf Astoria Hotel located at 301 Park Avenue, New York, NY, on September 11-13, 2011.  The information contained in this Report, including Exhibit 99.1, is reported pursuant to Regulation FD and Item 7.01 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”).  This information shall not be deemed to be “filed” with the SEC ” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section or incorporated by reference into any other filing with the SEC.  The information contained in this Report, including Exhibit 99.1, contains statements regarding the prospects of our industry or our prospects, plans, financial position or business strategy which are intended to constitute “forward-looking statements” and readers of this Report are cautioned not to place undue reliance on any forward-looking statements contained herein; these forward-looking statements only reflect management’s opinions and only as of the date thereof.  The powerpoint presentation attached hereto as Exhibit 99.1 will be available on the investor relations page of the Company’s website at www.quadrantfour.com.

Item 9.01                FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Description
99.1	Slide Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUADRANT 4 SYSTEMS CORPORATION

September 16, 2011	By:	/s/ Dhru Desai
Dhru Desai
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Slide Presentation